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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported):FEBRUARY 6, 2003



                               GRANT PRIDECO, INC.
               (Exact name of registrant as specified in charter)


        DELAWARE                    001-15423                          76-0312499
(State of Incorporation)      (Commission File No.)       (I.R.S. Employer Identification No.)



    1330 POST OAK BLVD., SUITE 2700
(Address of Principal Executive Offices)                                  77095
                                                                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (832) 681-8000




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ITEM 5. OTHER EVENTS

On February 6, 2003, Grant Prideco, Inc. issued the press release attached as
Exhibit 99.1 to this Form 8-K reporting its fourth quarter 2003 and fiscal 2003 results.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

99.1     Press Release dated February 6, 2003 relating to First Quarter Earnings

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           GRANT PRIDECO, INC.



Date: February 6, 2003                     By: /s/ Philip A. Choyce
                                              ----------------------------------
                                                       Philip A. Choyce
                                              Vice President and General Counsel